Right-of-Use Assets and Lease Liabilities (Details) - Schedule of Maturity Analysis of the Company’s Non-Cancelable Operating Lease Obligations - USD ($) $ in Thousands	Mar. 31, 2024	Mar. 31, 2023
Schedule of Maturity Analysis of the Company’s Non-Cancelable Operating Lease Obligations [Abstract]
Year ending March 31, 2024	$ 674
Year ending March 31, 2025	450
Total undiscounted lease obligations	1,124
Less: imputed interest	(54)
Lease liabilities recognized in the consolidated balance sheet	$ 1,070	$ 251